Exhibit j (ii) under Form N-1A
                                              Exhibit 23 under Item 601/Reg, S-K

                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 4 to the Registration Statement (Nos. 333-83397 and 811-09481) of the Huntington VA Funds on Form N-1A under the Securities Act of 1933, as amended.



                                    /s/ Ropes & Gray
                                    Ropes & Gray

Washington, D.C.
April 25, 2002